SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                   FORM 8-K/A



                                 CURRENT REPORT



   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):    April 18, 1997



                             A. O. SMITH CORPORATION
             (Exact name of registrant as specified in its charter)


              Delaware                      I-475            39-0619790
   (State or other jurisdiction      (Commission File     (IRS Employer
        of incorporation)                 Number)         Identification
                                                               No.)

    P.O. Box 23972, Milwaukee,                              53223-0972
            Wisconsin                                       (Zip Code)
      (Address of principal
        executive offices)



   Registrant's telephone number, including area code:     (414) 359-4000



                                Amendment No. One

             The undersigned Registrant hereby amends the following
               item of its Current Report filed on Form 8-K dated
                   May 5, 1997, in the pages attached hereto.

   Item 7.  Financial Statements and Exhibits

          (b)  Pro Forma Financial Information


                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS


   The following unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1997, gives effect to the sale on April 18, 1997, of the Company's automotive products business. The Company classified its automotive products business as "Discontinued Operations" in its 1996 Form 10-K. As part of the Company's overall plan to sell its automotive products business, the Company also intends to sell its interest in its 40% owned Mexican affiliate. The sale of its Mexican affiliate has not been finalized, and accordingly, the Company's interest in the affiliate is shown as a net asset of discontinued operations.

   The Company received gross proceeds from the sale of automotive products of $727 million, which amount reflects additional investment and working capital changes from the initial price of $625 million and is subject to final adjustment.

   The Pro Forma Condensed Consolidated Balance Sheet reflects the proceeds received on April 18, 1997. As of June 30, 1997, the Company used approximately $376 million to pay debt and $100 million to repurchase stock. The remaining proceeds will be used to repurchase additional stock and make acquisitions.

   No Pro Forma Condensed Consolidated Statement of Earnings is presented because the Consolidated Statement of Earnings included in the Company's 1996 Form 10-K and Form 10-Q for the quarter ended March 31, 1997, reflected the automotive products business as a discontinued operation. Certain expenses have been allocated to the discontinued operations, including interest expense, which was allocated based on the ratio of net assets discontinued to the total consolidated net assets of the Company. There are no pro forma adjustments which would have a material effect on income from continuing operations. Pro forma earnings per share from continuing operations for the quarter ended March 31, 1997, would be $.40 per share after considering the effect of the stock repurchase and assuming the purchases had occurred on January 1, 1997.

                                  A. O. SMITH CORPORATION
                      PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                      March 31, 1997
                                      (000'S OMITTED)
                                        (Unaudited)

                                                        Assumed
                                                      Disposition
                                                          of       Pro Forma
                                          Historical   Business    Adjusted
                                             (A)       (B), (C)
   ASSETS

   Current Assets
     Cash and cash equivalents                2,803     294,524     297,327
     Receivables                            140,304                 140,304
     Inventories                             89,566                  89,566
     Deferred income taxes                   12,562                  12,562
     Other current assets                     6,552                   6,552
     Net current assets -
        discontinued operations             104,761    (104,761)          0
                                          ---------   ---------   ---------
   Total Current Assets                     356,548     189,763     546,311
     Net property, plant, and equipment     192,125                 192,125
     Investment in and advances to
        joint ventures                       17,312                  17,312
     Other assets                           136,029     (16,400)    119,629
     Net long - term assets -
        discontinued operations             389,495    (359,671)     29,824
                                          ---------   ---------   ---------
   Total Assets                           1,091,509    (186,308)    905,201
                                          =========   =========   =========
   LIABILITIES

   Current Liabilities
     Short term debt                        376,325    (376,325)          0
     Trade payables                          76,830                  76,830
     Accrued payroll and benefits            18,742                  18,742
     Accrued liabilities                     25,597                  25,597
     Income taxes                             4,545      88,073      92,618
     Long - term debt due within one
        year                                  8,247                   8,247
     Disposition related liabilities                     66,019      66,019
                                          ---------   ---------   ---------
   Total Current Liabilities                510,286    (222,233)    288,053
     Long - term debt                       103,071                 103,071
     Deferred income taxes                   30,182                  30,182
     Other liabilities                       51,605                  51,605
                                          ---------   ---------   ---------
   Total Liabilities                        695,144    (222,233)    472,911

   STOCKHOLDERS' EQUITY

     Class A Common Stock                    29,200                  29,200
     Common Stock                            15,860                  15,860
     Capital in excess of par                71,290                  71,290
     Retained earnings                      341,712      92,499     434,211
     Cumulative foreign currency
        translation adjustments              (7,917)                 (7,917)
     Treasury stock at cost                 (53,780)    (56,574)   (110,354)
                                          ---------   ---------   ---------
   Total Stockholders' Equity               396,365      35,925     432,290
                                          ---------   ---------   ---------
   Total Liabilities and Stockholders'
        Equity                            1,091,509    (186,308)    905,201
                                          =========   =========   =========

             NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET



    (A) The company classified its Automotive Products Company as discontinued operations in 1996 (See "Discontinued Operations" note in the company's 1996 Form 10-K and notes to condensed consolidated financial statements in the company's March 31, 1997 Form 10-Q). The historical balance sheet reflects as short term debt the amount of debt that was repaid with a portion of the sales proceeds received from the sale of the automotive business.

    (B) The disposition adjustments reflect the cash proceeds from the sale of the automotive business, the elimination of the net current and long - term assets of the automotive business other than assets and liabilities retained, repayment of short-term debt, stock repurchases, the estimated after-tax gain on sale of the business, and the associated tax liability.

    (C) The actual gain to be recorded as of April 18, 1997 may differ from the estimated gain reflected in the March 31, 1997 pro forma balance sheet. The Company and the buyer are in the process of negotiating the final amounts of certain items.

          (c)  Exhibits.

               2.1 Asset Purchase Agreement, dated as of January 27, 1997, among A. O. Smith Corporation, A. O. Smith Enterprises Ltd., Tower Automotive Acquisition, Inc., Tower Automotive, Inc. and R.J. Tower Corporation (incorporated by reference to Exhibit 2.1 of the Form S-3 Registration Statement of Tower Automotive, Inc. (Registration No. 333-21943)). Schedules thereto have not been filed; the Company agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request. (Exhibit previously filed)

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      A. O. SMITH CORPORATION
                                        (Registrant)



                                 By:  /s/W. David Romoser
                                      W. David Romoser
                                      Vice President, General Counsel
                                      and Secretary


                                 Date:     July 2, 1997